FAIR VALUE GAINS, NET (Tables)	12 Months Ended
Dec. 31, 2018
Fair Value Measurement [Abstract]
Schedule of fair value gains (losses)
The components of fair value gains, net, are as follows:

(US$ Millions) Years ended Dec. 31,	2018	2017	2016
Commercial properties	$784	$347	$290
Commercial developments	462	202	251
Financial instruments and other	1,220	705	151
Total fair value gains, net	$2,466	$1,254	$692